SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 31, 2005

INTERMET CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-13787	58-1563873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Corporate Drive, Suite 200
Troy, Michigan	48098-2683
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:   (248) 952-2500

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 ..425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On May 31, 2005, INTERMET Corporation (“INTERMET”) entered into a Seventh Amendment to Debtor in Possession Credit Agreement (the “Seventh Amendment”) among INTERMET, certain of the INTERMET’s subsidiaries (collectively, the “Borrowers”), a group of lenders (the “Lenders”), Deutsche Bank Trust Company Americas (“Deutsche Bank”), as collateral agent for the Lenders and as co-agent, and The Bank of Nova Scotia (“Scotia Capital”), as administrative agent for Lenders. The Seventh Amendment amends INTERMET’s Debtor in Possession Credit Agreement dated as of October 22, 2004, as previously amended as of November 8, 2004, November 19, 2004, December 23, 2004, January 14, 2005, January 26, 2005, and March 28, 2005 (the Debtor in Possession Credit Agreement, as amended, is referred to as the “Credit Agreement”). Deutsche Bank and Scotia Capital are also parties to the company’s pre-petition First Amended and Restated Credit Agreement dated January 8, 2004.

        The Seventh Amendment adjusts the Borrowers’ monthly EBITDA (earnings before interest, depreciation and amortization) requirement under the Credit Agreement to conform with EBITDA levels projected in the Borrowers’ revised 2005 budget delivered to the Lenders in April, 2005. Additionally, the Seventh Amendment expands the limits of certain allowed expenses permit the purchase of machinery at the Borrowers’ Radford, Virginia facility, expands the Borrowers’ letter of credit availability (although not the overall borrowing availability under the Credit Agreement) and allows the Borrowers to make payments to certain professionals whose services are necessary to enable the Borrowers to proceed with their exit from bankruptcy, including obtaining exit financing.

        In consideration for the amendments to the DIP Facility contained in the Seventh Amendment, the Borrowers are required to pay to Scotia Capital a $75,000 fee on or prior to June 14, 2005 (the “Amendment Fee”). On June 6, 2005, the Borrowers filed a motion with the U.S. Bankruptcy Court for the Eastern District of Michigan seeking approval of the Amendment Fee.

        A copy of the Seventh Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits:

The following exhibit is being filed herewith:

10.1 Seventh Amendment to Debtor-In-Possession Credit Agreement dated as of May 31, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMET CORPORATION

June 6, 2005	By: /s/ Alan J. Miller
Alan J. Miller
Vice President, General Counsel and
Assistant Secretary

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